United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                    --------------------------------------------
         The Markman MultiFund Trust
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

         6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848
                                                    ----------------------------
Date of fiscal year end:    12/31
                         ------------
Date of reporting period:   12/31/03
                          ------------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR
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Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Markman Total Return Portfolio Annual Report

                                        MARKMAN
                                        TOTAL RETURN
                                        PORTFOLIO


Review of
Strategies

The Stories Behind
the Bottom Line

What worked,
what did not


--------------------------------------------------------
                                    Annual Report
--------------------------------------------------------

                                December 31, 2003

                               ------------------
                               The Year in review
                               ------------------

Dear Fellow Shareholders,

It was a very good year. Your Total Return Portfolio gained 44.4% in 2003, outpacing by a considerable margin its fund peer group and comparable indices. I will discuss 2003 performance and portfolio activity in greater depth later in this report, but I first want to take a little time to share some history and context about the Portfolio.

2003 was the first full year of operation for the Total Return Portfolio. Many of you are shareholders as a result of the merger of the three Markman MultiFunds at the end of 2002, so what we are doing may be a change from what you are accustomed. Understandably, I have been asked by several investors to use this report to again share our thoughts on why we created the Total Return Portfolio and what our strategies, techniques and viewpoints are.

HOW AND WHY WE GOT HERE

From the beginning of 1995, when The Markman MultiFunds were formed, through the first part of 2000, our Portfolios performed well, achieving spots at or near the top of their respective Funds of Funds categories. By the summer of 2002, though, it was clear that we were no longer producing the kind of results you as shareholders and I, as shareholder and manager, expected. Heck, let's be frank--performance stunk for two years. And that was unacceptable. I took a long hard look at the mechanics of what we were doing (our process), the tools we were using (no-load funds) and the decision patterns we had established (my personality and world view). In doing so, I concluded that change in four main areas was needed to create the environment and machinery to potentially once again generate excellent results:

WE WANTED INCREASED FLEXIBILITY.

The MultiFunds were restricted to investments solely in open-end mutual funds. We felt that by broadening our list of possible investments to include exchange traded funds (ETFs), closed end funds, and individual stocks, we would increase our potential to meet the investment goals of our shareholders.

WE NEEDED TO REDUCE EXPENSES AND BETTER CONTROL TAXES.

Open-end funds can be disadvantageous and cumbersome from a tax standpoint. The inclusion of more tax friendly and flexible ETFs and stocks in the Portfolio could help us maintain more control and create more favorable capital gain tax outcomes.

SHAREHOLDERS PREFERRED SIMPLIFICATION.

The three-portfolio structure, in which shareholders, making their own decisions, could move dollars from portfolio to portfolio as they saw fit, proved to be less desirable than we originally intended. Extensive conversations over the years with shareholders convinced us that most of them preferred a basic diversified approach in which we, as managers, would then have the flexibility to get either more aggressive or more conservative as conditions dictated.

I WAS BETTER SUITED TO A MORE FOCUSED AND SIMPLIFIED STRUCTURE.

Managing conservative, moderate, and aggressive portfolios simultaneously was mentally conflicting and emotionally challenging, to say the least. In my twenty-plus years in the investment world my greatest successes grew out of a long-term strategy and personality which generally kept me in the middle of the road, yet allowed me to tilt a bit more aggressively or conservatively from time to time.

We recognized that we could never be all things to all people. If we were to make changes in these four areas, our most conservative and aggressive shareholders might need to find alternative homes. But it was our belief that, for the larger majority of shareholders, the new Total Return Portfolio that we created would be what they were looking for.

THE TOTAL RETURN PORTFOLIO STRATEGY

While we know this may not be the case in reality, we will act as if your investment in our Portfolio represents 100% of your long-term growth dollars. Just as we would with our personal dollars, we

--------------------------------------------------------------------------------
"Change was needed in four main areas to potentially once again generate excellent results."

================================================================================
                                               Markman Total Return Portfolio  1
act on certain expectations and understandings:

     o The Portfolio should be positioned to offer the potential for above average long-term growth.

     o All investment vehicles (stocks, exchange traded funds, bonds, and no load funds) should be considered when appropriate. In addition, growth opportunities should be pursued in both U.S. and International investments.

     o We should make investment selections solely on the merits of the opportunity and need not be constrained by artificial distinctions such as market cap, growth, or value.

     o In order to help maximize returns, we should make every effort to execute our trades at the lowest possible cost.

     o To ensure that risk levels do not get out of hand, the Portfolio must, at all times, be at least 20% invested in more stable income producing asset classes such as bonds, real estate investment trusts and money markets.

     o While recognizing that short-term market timing is rarely effective over time, we still want the flexibility to move a portion of assets at any time out of equities and into more stable asset classes.

Bottom Line:

RESULTS OF THE TOTAL RETURN STRATEGY IN 2003

As I previously noted, we ended 2003 with an excellent gain. The Portfolio returned 44.4% on a pre tax basis and 44.2% on an after tax basis. The S&P 500 gained 28.7%, pretax, over this same period.

Recall that, for stability purposes, the Portfolio must at all times have at least 20% of the assets in income producing investments such as money markets, bonds, or real estate investment trusts. We will usually have more than 20% in those allocations. Because of mandated diversification, in addition to comparisons with the S&P 500, we have created an alternative benchmark comparison. This will help you get a fuller sense of the Portfolio's performance. The benchmark is a blend of 80% of the S&P return and 20% of the return of the Lehman Intermediate Government Bond Index. This blend returned 23.2% in 2003.

The Total Return Portfolio is categorized as a Large Cap Blend Fund by Morningstar, and a Flexible Portfolio Fund by Lipper Fund Services. Our return for 2003 placed us in the top 2% of all funds in each of those categories. Given the fact that by many statistical measures our Portfolio has lower "risk" than its average peer, this performance in an up market is noteworthy.

You'll pardon me if I seem to be only stating the obvious by pointing out that this level of superior performance is not sustainable over time and I would not want anyone to make plans as if it were.

I also want to take this opportunity to formally address what has been a source of confusion to many of you: what to make of the long term performance numbers reported. At the end of 2002, the three Markman MultiFund Portfolios were merged to form the Total Return Portfolio. This new fund has a portfolio structure, cost, and strategies very different from those of the former MultiFunds. We are nevertheless required to retain the performance history of the Moderate
Allocation Portfolio. This history would then be "attached" to the new performance history being created by the Total Return Portfolio. The upshot of all this is that performance numbers for the period after December 31, 2002 reflect the actual Total Return Portfolio, while all data previous to that time reflects performance of a Fund that was invested in a considerably different manner and no longer exists.

Comparative growth of a $10,000 investment:
Since Inception 1/26/95

Average Annual Returns*

1 Year   5 Year    Since Inception**
------------------------------------
44.40%   (3.65%)   5.57%

          [Data below represents a line chart in the original report.]

                                                        1/31/95     12/31/02
                                                        -------     --------
S&P 500                                                 $10,000     $27,611
Comparative Blend                                       $10,000     $26,277
Markman Moderate Allocation Fund (until 12/31/02)       $10,000
Markman Total Return Portfolio (1/1/03-12/31/03)                    $16,223

           Past performance is not predictive of future performance.

* The performance of the above portfolio does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
**   The Fund's inception was January 26, 1995.

================================================================================
2  December 31, 2003

COMPARATIVE GROWTH OF A $10,000 INVESTMENT:
SINCE INCEPTION OF TOTAL RETURN PORTFOLIO 1/1/03

2003 Returns

S&P 500    Blend      MTRPX
---------------------------
28.69%     23.22%     44.40%

          [Data below represents a line chart in the original report.]

                                  01/01/03      12/31/03
                                  --------      --------
S&P 500                           $10,000       $12,869
Comparative Blend                 $10,000       $12,309
Markman Total Return Portfolio    $10,000       $14,438

           Past performance is not predictive of future performance.

* The performance of the above portfolio does not reflect the deduction of taxes that a shaholder would pay on distributions or the redemption of Portfolio shares.

PERFORMANCE: MARKMAN TOTAL RETURN PORTFOLIO

           [Data below represents bar graphs in the original report.]

                             1 Year             5 Years
                             ended               ended           Since
                       December 31, 2003   December 31, 2003   Inception
                       -----------------   -----------------   ---------
        Blend                23.22               4.75            11.07
        S&P 500              28.69              -0.57            12.04
        MTRPX*               44.46               3.65             5.57*

* Performance numbers for all periods prior to December 31, 2002 are those of the Markman Moderate Allocation Portfolio, and not those of the Markman Total Return Portfolio.

================================================================================
                                               Markman Total Return Portfolio  3

DISCUSSION OF INVESTMENTS

THE STAGE IS SET

IT'S HARD TO REMEMBER AND FULLY APPRECIATE FROM A ROSIER YEAR-END PERCH, BUT OUR WORLD SEEMED TO BE COMING DISTINCTLY UNGLUED IN FIRST PART OF 2003. A PALL OF NEGATIVITY AND APPREHENSION WAS COLORING MANY FOLKS' THOUGHT PROCESSES.

Much of the Fall of 2002 had been filled with troubling economic stats. The stock market had just finished its third devastating losing year in a row, and it looked like we were about to go to war with a madman who might have--and be willing to use--chemical, biological and nuclear weapons. On January 10, North Korea added fuel to the fire by pulling out of the Nuclear Nonproliferation treaty. That same day, it was reported that the U.S. economy lost 101,000 jobs in December, the most in ten months.

February began with another emotional blow: the Shuttle Columbia disaster. Within days, Secretary of State Colin Powell presented the Bush administration's "War Brief" to the UN, claiming lies and deceit on the part of Iraq. No wonder that the Investors Business Daily Economic Optimism Index fell to a level lower than at the start of the recession in 2001. Soon after, the Consumer Confidence Index measured its lowest level since 1993. By the end of the month we faced oil futures hitting a 12-year peak of $39.99 per barrel.

March brought reality to all investors' worst fears, a fourth year of heavy decline on Wall Street in the making. After a brief surge in January, all the major market indices had again plunged double digits by the second week in March. On the 20th, the U.S. launched the war to oust Saddam Hussein and we were soon hearing stories of troops being "bogged down" on the road to Baghdad. It was then announced that February job losses were revised upward to 357,000--the largest drop since 9/11. Understandably, fear drove decisions: $11.1 billion was yanked from equity funds by month end.

By the time SARS headlines began to dominate the front pages, many investors had begun to look longingly at their mattresses as an appropriate depository for life savings. Of course, in rueful hindsight, we see that was the "exquisite moment" to buy stocks.

CARPE DIEM (LATIN FOR "FULLY INVESTED IN 2003")

Nevertheless we chose to position the Portfolio to be almost fully invested during the first quarter, keeping not much more than 25% in bond funds and cash. Why? First, we saw very real signs that even though psychology was thickly negative; the real economy had begun to stabilize. Manufacturing statistics were showing signs of growth after months of decline. Corporate balance sheets, which had deteriorated so badly over the previous two years, were being ruthlessly "healed." (Albeit often on the backs of downsized workforces.)

INCOME INVESTMENTS SHINE

Even before 2003 began, the bond market was telegraphing that the repair was working. Junk bonds, those most sensitive to economic conditions, had been on a tear since October: financially, the first robin of spring.

This looked to us to be a "once in a cycle" opportunity to capture returns far in excess of the actual risk associated with the investment. We recalled that coming out of the last recession in the early nineties there was an extended period in which high yield bonds actually outperformed the S&P 500. So even though our bond allocation would normally be invested in higher quality bonds, we decided to invest a significant portion in high yield bond funds.

We executed this strategy by combining funds like Northeast Investors, Janus High Yield, and Pimco High Yield, which have historically been among the more cautious in their category, with more aggressive closed end funds like Dreyfus High Yield, Senior High Income and DHL High Yield. The results were excellent.

Rounding out the  income/stability  portion of the  portfolio  were  significant

--------------------------------------------------------------------------------
"BY MARCH, NEGATIVITY WAS SO STRONG, YOU COULD CUT IT WITH A KNIFE: OF COURSE WE SEE NOW THAT WAS THE 'EXQUISITE MOMENT' TO BUY STOCKS."
================================================================================

4  December 31, 2003
allocations to funds that invest in REITS as well as this year's Oscar winner for performance in a bond fund, PIMCO Emerging Markets Bond. (+32.6% in 2003!)

You can bet that we are highly unlikely to repeat the glorious trifecta of returns seen in REITS, high yields, and emerging market bonds in 2003. I'll be monitoring this portion of the portfolio with extra special care and expect to lighten up in these areas in 2004.

STOCK PORTFOLIO HIGHLIGHTS

In addition to the overall stabilization we saw in the broad economy, historically low interest rates were fueling a housing/ refinancing boom, putting billions of dollars directly and immediately into the pockets of millions of consumers. By mid-year we began to see the initial effects of the Bush tax cut. There was ample evidence that many Americans, as glum as they seemed to be, would nevertheless be frowning all the way to the mall, so to speak. In an economy like ours, which is so driven and dependent on consumer spending, this was shaping up to be the pivotal story of the year.

With that in mind, we found ourselves gravitating toward stocks in the sectors such as financial services, retail, and other consumer services. Though the market returned once again to obsessing on technology stocks, we constantly saw good opportunities in what we felt were more predictable, safer alternatives. Here are a few thoughts on some of them.

A COUPLE OF TAKE-IT-EASY STOCKS

A good example, and one of the first stocks we bought for the portfolio, was Select Comfort (SCSS). This company manufactures and markets the "Sleep Number" bed. This is an adjustable air chamber mattress (yes, an air mattress!) and the fact is, owners swear by them. Management has done a great job of taking a company that was a mess just a few years ago and turning it around into a real force in the industry. They have a retail presence in just a few markets now, but if their share in those markets is any indication of their future growth potential, this could be one of the great growth stocks of the decade. We built our position early in the year at the $9-$10/share level. One of my biggest mistakes in 2003 was repeatedly selling too soon, and I did so along the way with Select Comfort, taking substantial profits in the $13-$20/share range. And though it still remains one of our top ten positions, at a closing 2003 price of $24.76, well... woulda, shoulda, coulda.

Another company that was flying under the radar of many Wall Street analysts was Royal Caribbean Cruise Lines (RCL). My family had taken a vacation on one of their ships in 2001, so I knew from personal experience that they provided an excellent vacation experience. (Next time I talk to you remind me to tell you of my bingo jackpot fiasco.) In March, with war with Iraq imminent, Royal Caribbean shares were driven down to prices not seen since the dark days of post 9/11. This seemed to be a textbook example of how short term fears--fears that had nothing to do with what might happen long term with the company--create a pricing inefficiency that was too good to pass up.

We built our position rapidly, buying shares from $13.06 up to $15.60. I never expected this to be a "hot" stock, and again gave in to caution and took chips off the table at various prices all the way up to just over $31/share. It closed the year at $34.79 and looks poised to go even higher.

FINANCIAL SERVICES STAND OUT

One of the biggest mysteries to me in 2003 was how much skepticism there continued to be about many companies in the financial services arena. Our research turned up so many quality candidates, the hardest part here was simply choosing. Two made the cut: Countrywide Financial (CFC) and Capital One (COF). Countrywide is one of the nation's leading mortgage origination and servicing outfits. (Full disclosure: my home loan payments are made to Countrywide). The bearish rap on Countrywide kept rising to the surface when on several occasions it looked as if mortgage refinancing and new home sales would finally peter out. This was not an unreasonable concern; but what the bears were not fully factoring in was the enormous servicing business Countrywide had built up during the mortgage boom. Even factoring

--------------------------------------------------------------------------------
"WE ARE HIGHLY UNLIKELY TO REPEAT THE GLORIOUS TRIFECTA OF RETURNS SEEN IN REITS, HIGH YIELDS, AND EMERGING MARKET BONDS IN 2003."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"SKEPTICISM ABOUT FINANCIAL SERVICES COMPANIES? HAH! OUR RESEARCH TURNED UP SO MANY POSSIBILITIES THE HARDEST PART WAS CHOOSING."

================================================================================
                                               Markman Total Return Portfolio  5

--------------------------------------------------------------------------------
"I SAW IT AS SOMETHING OF A ONE-TWO PUNCH: MR. AND MRS. JONES BUY NEW HOME AND THEN GO TO THE MALL TO BUY FURNITURE, DISHES, VELVET PAINTINGS OF ELVIS, ETC. TO FURNISH IT--USING THEIR CAPITAL ONE CREDIT CARD! SO FAR, SO GOOD"
--------------------------------------------------------------------------------

in something of a slowdown from 2003's torrid pace, the stock appeared undervalued to us. It still does.

Capital One is a large credit card com-pany. They have made great strides in improving the quality of their customer base and have made some very smart strategic moves. Doubters on this stock continually pointed to the potential for the consumer to get tapped out and overextended. But with a recovery in place, tax cuts sending more money home in each paycheck, and the reliquification of millions of consumers through mortgage refinancing, this appeared to be a scenario that was unlikely to occur over the near term.

In both cases, it seemed to me that the investment stars were favorably aligned: a positive, steadily improving macro economic environment; good management that was aggressively, but prudently looking for ways to expand the business and enhance shareholder value; interest rate trends that supported the profitability of their business model; and consumer activity in the area of home buying and refinancing that was exploding at a near exponential rate. I saw it as something of a one-two punch: Mr. and Mrs. Jones buy or refinance-- mortgage courtesy of Countrywide--then go to the mall to buy furniture, dishes, velvet paintings of Elvis, etc. to furnish it--using their Capital One credit card! So far, so good.

A DISASTER RIGHTS ITSELF

With all the negative publicity it generated over the past couple of years, it surprised many of you to hear me talk of AOL Time Warner (TWX) all through 2003 as a lower risk value stock. Enough has been written about this mother of all merger fiascos; no need to rehash it here. Many in the investment community, by obsessing over how they were burned by all the merger hype and subsequent sleaziness, lost sight of a pretty important fact: the shares of this company had finally fallen to a point where the sum of the assets equaled far more than the share price reflected. By focusing almost exclusively on the AOL part of the equation (even though AOL by mid 2003 was accounting for only about 20% of revenues and profits) investors foolishly ignored the real value in the broad list of Time Warner assets.

We believed those assets to be worth $20-$25/share; by the end of the first quarter we had accumulated a full position at an average cost of $12.20/share. As the year unfolded, slow and painful progress was made: housecleaning at AOL got rid of many of the bad actors from yesteryear. A long overdue name change from AOL Time Warner to simply Time Warner helped to psychologically clear the air and set a new context; and the continuing strength of the economy had a positive impact on several divisions of the Company. And though the closing 2003 price of $17.99 was not what I hoped for, it still represented a return well above the market. I'm still positive on Time Warner and would not be surprised to see a move into the mid $20's in 2004.

DIGITIAL AND E-COMMERCE GROWTH PLAYS

I think we'll look back on 2003 as the year when digital finally went mainstream. From cameras and cell phones to music recorders and video players--if it was digital, it was hot. At the heart of many of these devices are those postage stamp-sized wafers commonly called flash memory cards. These are the little doohickeys that allow us to record and store photos, music, or video and instantly retrieve it in a portable, easy to manipulate package. SanDisk (SNDK) is the major player in this market. This is an impressive company that has done a great job of keeping their product line on the cutting edge of technology and consumer need. SanDisk is truly in the "sweet spot" of the digital revolution and though it on the surface sports a pretty high valuation, its growth rate is more

TOP TEN HOLDINGS
of the Stock Portfolio 12/31/03

SanDisk                 5.7%
-------------------------------
E*Trade                 4.8%
-------------------------------
Time Warner             4.7%
-------------------------------
Cendant                 4.3%
-------------------------------
Select Comfort          4.2%
-------------------------------
Capital One             4.1%
-------------------------------
Countrywide             3.7%
-------------------------------
Wipro                   3.6%
-------------------------------
Ebay                    3.5%
-------------------------------
China Yuchai            3.5%
-------------------------------
TOTAL IN TOP TEN       42.1%
-------------------------------

--------------------------------------------------------------------------------
"By obsessing on the AOL portion of the equation, many smart investors missed the boat by ignoring the real value in Time Warner's broad list of assets."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6  December 31, 2003

KEY RATIOS
of the Stock Portfolio 12/31/03

                                        MTRPX   S&P 500

Weighted Median Forward P/E Ratio       15.7x    18.0x
--------------------------------------------------------
Weighted Median Earnings Growth Rate    16.6%    14.0%
--------------------------------------------------------
PEG (Price to Earnings Growth)           1.0      1.3
--------------------------------------------------------
Price to Book                            2.5x     3.1x

than high enough to justify its stock price, in our opinion.

While high growth stories like SanDisk always attract their shares of doubters, for some reason SanDisk has been the recipient of a healthy helping of skepticism that doesn't seem to jibe with the fact that the company is executing in all areas fantastically. Nevertheless, it is what it is, and the reality is that this skepticism subjects the stock to pretty impressive "mood swings."

SanDisk began the year at about $21/share and ran up with little interruption to over $80 by Halloween. As we did in a number of cases in 2003, we sold some of our position into this incredible run-up; between the end of September and mid-November our average sale price was about $75/share. Then over a period of six weeks through mid-December SanDisk shares, on fears of a "chip glut" plummeted from a high of $84.77 to $60.99. We didn't see it that way. In fact, we saw demand increasing. So we went back in and bought again, at an average price of $62.48. By being an active participant when the markets present us with the opportunity, we try to reduce the risk in some of our more volatile holdings. I fully expect this pattern to repeat itself over 2004, hopefully with profitable results.

Most of the dreams and schemes that constituted the Internet bubble have long faded from the scene. Four companies, born in the heat of the Internet frenzy, have survived and are well on their way to becoming embedded institutions in the economic landscape. They are Yahoo, Amazon.com, eBay, and Interactive Corp. Yahoo and Amazon have become essential in my life--but I can't find much attractive there as an investment. To me, though, eBay (EBAY) and Interactive Corp (IACI) fall into a wholly different category. Not only do both companies have fantastic visionary leadership (Meg Whitman at eBay and Barry Diller at Interactive Corp), both have found a way to use and leverage the internet to create an essential way to do business in a particular space.

EBay, of course,  needs little  explanation.  I imagine a fair number of you are already addicts. Few, though, know much about InterActive Corp. Founder Barry Diller is quickly building a stable of the leading Internet companies that provide direct-to-customer transactions. The concept, though, is not only simple--you're probably already a steady customer! Do these names sound familiar: Expedia, Home Shopping Network, Ticketmaster, Hotels.com, and LendingTree.com? These are some of the names--all sector leaders--that Diller has collected under the InterActive tent. As regular use of direct internet retailers and service providers increases, Diller's InterActive Corp is quickly being developed as something of an internet Wal-Mart.

BEYOND THE SEA

No overview of what we're up to in the portfolio would be complete if I didn't share with you my excitement over the investment possibilities overseas. Three markets in particular, Russia, India, and China stand out as places where we're facing a potential rising tide that may easily lift most investment boats. In addition to positions in diversified country specific funds that target India and China, we have made investments in the leading Russian telecom companies, a Chinese diesel engine manufacturer, and an Indian information services company.

IF YOU'RE SO SMART...

Ponder, study, research ... pray. Still, the bottom line is they can't all be gems. And 2003 contained its share of Bob's knuckleheaded calls. I bought shares in Coinstar (CSTR), a company that makes and operates coin counting machines located largely in supermarkets. I thought this was a very interesting little niche play that seemed to have a sound

--------------------------------------------------------------------------------
"There seemed to be ample evidence that many Americans, glum as they seemed to be, were frowning all the way to the mall."
--------------------------------------------------------------------------------

MARKET CAPS 12/31/03
(As a percentage of the stock portion of the portfolio)
-------------------------------------------------------
Small (under $1.5 billion)              10.3%
-------------------------------------------------------
Medium ($1.5-$10 billion)               54.1%
-------------------------------------------------------
Large (over $10 billion)                35.6%
-------------------------------------------------------

           [Data below represents a pie chart in the original report.]

                                small cap       10.3%
                                medium cap      35.6%
                                large cap       54.1%

================================================================================
                                               Markman Total Return Portfolio  7
business plan. In July, it was announced that one of their major supermarket partners would no longer carry their machines. This had always been the scenario feared by skeptical investors in the stock. The stock plummeted over 30% in a matter of days. It appeared to me that this was now a broken growth story. I sold. Coinstar subsequently managed to right itself somewhat and has slowly but steadily moved back up to about where it was before the decline.

Cerner (CERN), a company that provides software solutions for medical facilities, was another position in which I lost confidence. After a substantial decline, Cerner has moved back up nicely, but I note that its advocates in the fund world tend to be either healthcare funds, or very aggressive growth funds. The relative lack of interest on the part of value or moderate growth funds is a good "tell" that we're looking at something still pretty chancy here.

In both cases I'm glad I repositioned the dollars, but the fact remains that my hasty actions earned me the "sold at the absolute bottom" award for 2003.

I also remained skeptical on technology stocks in general last year. The Portfolio began the year with a heavier tech weighting than we ended. Along the way, I increasingly found it difficult to justify many of the prices I was seeing. Of course, as we now know, these stocks had fantastic years. I'm not sure eschewing speculative tech qualifies as a "mistake," but I did, in hindsight, sacrifice a fair amount of potential gains by moving the dollars elsewhere. Still I'm nothing if not consistent in my wrongness: I remain convinced that there has been too much speculation built into these prices, and my desire to keep the risk level down in the Portfolio forces me to pass at this time. We're just not running that kind of ship.

IT SHOULDN'T BE SO HARD:
MORAL MIDGETS AND YOUR RIGHT TO A FAIR SHAKE

[photo of Bob Markman]

My take on the guys running funds who have been caught with their hands in your pockets? Moral midgets would be an accurate description. But I suppose that's not fair to midgets. In any case, there's already been so much written about the various fund scandals of the past year, you don't need me pontificating and rehashing it all. You deserve to hear these facts in plain English:

     o    We don't allow market timing in any way shape or form.

     o We don't allow anyone associated with the fund to make or time purchases that would give them an unfair advantage over other shareholders.

     o We accept no soft dollars for directed trades from anyone, anytime, anywhere. Markman Capital pays for everything we need to manage the portfolio out of our own pocket. We have no tit-for-tat deals.

     o We have made arrangements that result in what we believe may be the lowest trading costs in the industry. It is widely reported that many mutual funds pay commissions on their stock purchases of up to 5 cents per share. The Markman Total Return Portfolio pays, on average, about three tenths of one cent per share commission on a trade.

     o Since there's no official disclosure requirement in place yet, we'll just tell you outright: commissions paid to buy and sell in the Portfolio in 2003 totaled $74,078. This added about 13 basis points (13 hundredths of a percent) to the cost of managing the Portfolio for you. I expect this number to be even lower in 2004 for two reasons: first, the commissions paid in 2003 were larger than a normal year due to the fact that the entire Portfolio had to be invested from scratch last January. We go into 2004 already invested. Second, we negotiated an even lower rate of commission last fall, which will reduce costs going forward.

We're not saints, and make no special ethical purity claims. It just seems obvious to us that this is the way it should be done, which is why we set it up this way a year and a half ago when we created the new fund--long before these mutual fund scandals hit. Simply put, it's the way we would want it done for us.

On behalf of everyone working with the Markman Total Return Portfolio, thank you for being a shareholder. Please feel free to call or email if you have questions, concerns or comments.

                                                        /s/ Bob Markman
                                                        ---------------
                                                        Bob Markman
                                                        bob@markman.com

================================================================================
8  December 31, 2003

PORTFOLIO OF INVESTMENTS  Markman Total Return Portfolio--December 31, 2003

Shares         Fund                                                Market Value

COMMON STOCKS 75.0%

FINANCIAL 16.8%
   230,000     E*TRADE Group, Inc.*                                $  2,909,501
    39,900     Capital One Financial Corporation*                     2,445,471
    29,333     Countrywide Financial Corporation                      2,224,908
       550     Berkshire Hathaway, Inc. - Class B                     1,548,250
    10,000     Marsh & McLennan Co's., Inc.                             478,900
    10,000     Alliance Capital Management
               Holding L.P.                                             337,500

                                                                   $  9,944,530

INTERNET COMMERCE 6.4%
    33,000     eBay, Inc.                                          $  2,131,470
    50,000     InterActiveCorp*                                       1,696,500
                                                                   $  3,827,970

HOME BUILDERS 6.3%
    11,000     Hovnanian Enterprises, Inc.*                        $    957,660
     6,500     The Ryland Group, Inc.                                   576,160
     6,000     Lennar Corporation                                       576,000
    12,000     Toll Brothers, Inc.*                                     477,120
     4,000     Centex Corporation                                       430,600
     4,000     Beazer Homes U.S.A.*                                     390,640
     5,000     KB Home                                                  362,600
                                                                   $  3,770,780

TELECOMMUNICATIONS 6.0%
    25,000     AO VimpelCom*                                       $  1,837,500
    21,000     Mobile Telesystems                                     1,738,800
                                                                   $  3,576,300

ELECTRONICS 5.7%
    56,000     SanDisk Corporation*                                $  3,423,840

AUTOMOTIVE 5.3%
    68,000     China Yuchai International Ltd.                        2,080,800
    20,000     General Motors Corporation                             1,068,000
                                                                   $  3,148,800

MEDIA 4.7%
   156,370     Time Warner, Inc.*                                  $  2,813,096

CONSUMER SERVICES 4.3%
   115,000     Cendant Corporation*                                $  2,561,050

SPECIALTY RETAIL 4.2%
   101,450     Select Comfort Corporation                          $  2,511,902

TECHNOLOGY SERVICES 3.6%
    45,000     Wipro Ltd.                                          $  2,169,000

DEFENSE 3.0%
    20,000     General Dynamics                                    $  1,807,800

MANUFACTURING 2.9%
    65,000     Tyco International Ltd.                             $  1,722,500

LEISURE 2.8%
    48,000     Royal Caribbean Cruises Ltd.                        $  1,669,920

MEDICAL 2.1%
    26,700     The Cooper Companies, Inc.                          $  1,258,371

CONSTRUCTION 0.9%
    13,800     Lafarge North America, Inc.                         $    559,176

TOTAL COMMON STOCKS                                                $ 44,765,035

STOCK FUNDS 9.5%
    55,000     India Fund, Inc.*                                   $  1,386,000
    35,229     Stratton Monthly Dividend REIT                         1,157,623
    50,300     Cohen & Steers Premium Income
               Realty Fund, Inc.                                        935,580
   108,331     US Global Investors Global
               Resources Fund                                           926,230
    36,600     Scudder RREEF Real Estate Fund, Inc.                     701,988
    38,446     Matthews China Fund                                      542,859

TOTAL STOCK FUNDS                                                  $  5,650,280

BOND FUNDS 15.5%
   358,833     PIMCO Emerging Markets
               Bond Fund - INST Class                              $  3,771,338
   315,842     Northeast Investors Trust                              2,340,390
   121,822     PIMCO High Yield Fund - INST Class                     1,190,201
   100,600     Dreyfus High Yield Strategies Fund                       544,246
    96,000     Credit Suisse High Yield Bond Fund                       511,680
    79,800     Senior High Income Portfolio, Inc.                       500,346
    30,000     Alliance World Dollar
               Government Fund II                                       390,900

TOTAL BOND FUNDS                                                   $  9,249,101

MONEY MARKET FUNDS 0.1%
    29,861     5/3 Prime Money Market Fund                         $     29,861

TOTAL INVESTMENT SECURITIES
(Cost $45,654,304) 100.1%                                          $ 59,694,277

LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                            (80,613)

NET ASSETS 100.0%                                                  $ 59,613,664

* Non-income producing security.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                               Markman Total Return Portfolio  9

STATEMENT OF ASSETS
AND LIABILITIES  December 31, 2003

ASSETS
        Investment securities:
        At acquisition cost                                       $  45,654,304
                                                                  =============
                At value                                          $  59,694,277

        Accrued income                                                   62,240
        Receivable for capital shares sold                                3,582
        Other assets                                                      6,669
                                                                  -------------
                TOTAL ASSETS                                         59,766,768
                                                                  =============

LIABILITIES
        Distributions payable                                            11,011
        Payable for capital shares redeemed                              92,180
        Payable to Adviser                                               29,492
        Payable to affiliates                                             7,615
        Other accrued expenses and liabilities                           12,806
                                                                  -------------
                TOTAL LIABILITIES                                       153,104
                                                                  -------------

NET ASSETS                                                        $  59,613,664
        Net assets consist of:
        Paid-in capital                                           $ 109,191,860
        Undistributed net investment income                                   3
        Accumulated net realized losses
        from security transactions                                  (63,618,172)
        Net unrealized appreciation on investments                   14,039,973
                                                                  -------------
NET ASSETS                                                        $  59,613,664
                                                                  =============

Shares of beneficial interest outstanding
        (unlimited number, no par value)                              6,611,386
                                                                  =============
Net asset value, offering price and
        redemption price per share                                $        9.02
                                                                  =============

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

INVESTMENT INCOME
        Dividends                                                  $  1,288,545
                                                                   ------------
EXPENSES (Note 3)
        Investment advisory feesa                                       498,509
        Administration fees                                              45,000
        Other expenses                                                   43,672
        Professional fees                                                38,970
        Transfer agent fees                                              30,000
        Accounting services fees                                         30,000
        Custodian fees                                                   22,200
        Postage and supplies                                             21,063
        Registration fees                                                20,916
        Shareholder report costs                                         19,671
        Trustees fees and expenses                                       18,250
                                                                   ------------
        TOTAL EXPENSES                                                  788,251
                                                                   ------------
        Fees waived by the Adviser                                       (7,585)
                                                                   ------------
NET EXPENSES                                                            780,666
                                                                   ------------
NET INVESTMENT INCOME                                                   507,879
                                                                   ------------
REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gains from security transactions                         4,625,636
Net change in unrealized appreciation/
        depreciation on investments                                  14,252,089
                                                                   ------------
NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS                                                 18,877,725
                                                                   ------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                    $ 19,385,604
                                                                   ============

(a) Includes previously waived/reimbursed investment advisory fees and expenses recouped by the Adviser (See Note 3).

See accompanying notes to financial statements.

================================================================================
10  December 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Year Ended  For the Year Ended
                                                                              December 31, 2003   December 31, 2002
FROM OPERATIONS
        Net investment income                                                    $    507,879      $    471,728
        Net realized gains (losses) from security transactions                      4,625,636        (7,586,682)
        Net change in unrealized appreciation/depreciation on investments          14,252,089          (927,265)
                                                                                 ------------      ------------
Net increase (decrease) in net assets from operations                              19,385,604)       (8,042,219)
                                                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income                                                   (507,876)         (432,877)
                                                                                 ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS
        Proceeds from shares sold                                                   4,229,619)        2,435,148)
        Proceeds from shares issued in connection with acquisitions (Note 4)               --        37,275,307
        Net asset value of shares issued in reinvestment of
          distributions to shareholders                                               496,866           424,464
        Payments for shares redeemed                                              (16,286,159)      (16,910,293)
                                                                                 ------------      ------------
Net increase (decrease) in net assets from capital share transactions             (11,559,674)       23,224,626)
                                                                                 ------------      ------------
TOTAL INCREASE IN NET ASSETS                                                        7,318,054        14,749,530
NET ASSETS
        Beginning of year                                                          52,295,610        37,546,080
                                                                                 ------------      ------------
        End of year                                                              $ 59,613,664      $ 52,295,610
                                                                                 ============      ============
CAPITAL SHARE ACTIVITY
        Sold                                                                          572,074           333,079
        Shares issued in connection with acquisitions (Note 4)                             --         5,905,324
        Reinvested                                                                     55,085            66,318
        Redeemed                                                                   (2,323,254)       (2,317,274)
                                                                                 ------------      ------------
        Net increase (decrease) in shares outstanding                              (1,696,095)        3,987,447
        Shares outstanding, beginning of year                                       8,307,481         4,320,034
                                                                                 ------------      ------------
        Shares outstanding, end of year                                             6,611,386         8,307,481
                                                                                 ============      ============

See accompanying notes to financial statements.

===============================================================================================================

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                      Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                     December 31,   December 31,  December 31,  December 31,  December 31,
                                                         2003           2002         2001          2000          1999

Net asset value at beginning of year                   $   6.30      $   8.69      $  11.67      $  16.69      $  13.35
                                                       --------      --------      --------      --------      --------
Income (loss) from investment operations:
        Net investment income                              0.08          0.18          0.24          0.11          0.31
        Net realized and unrealized gains (losses)
          on investments                                   2.72         (2.40)        (2.98)        (4.35)         4.43
                                                       --------      --------      --------      --------      --------
Total from investment operations                           2.80         (2.22)        (2.74)        (4.24)         4.74
                                                       --------      --------      --------      --------      --------
Less distributions:
        Dividends from net investment income              (0.08)        (0.17)        (0.24)        (0.10)        (0.29)
                                                       --------      --------      --------      --------      --------
        Distributions from net realized gains                --            --            --         (0.68)        (1.11)
                                                       --------      --------      --------      --------      --------
Total distributions                                       (0.08)        (0.17)        (0.24)        (0.78)        (1.40)
                                                       --------      --------      --------      --------      --------
Net asset value at end of year                         $   9.02      $   6.30      $   8.69      $  11.67      $  16.69
                                                       ========      ========      ========      ========      ========
Total return                                              44.40%       (25.63%)      (23.54%)      (25.38%)       35.49%
                                                       ========      ========      ========      ========      ========
Net assets at end of year (000s)                       $ 59,614      $ 52,296      $ 37,546      $ 64,572      $100,799
                                                       ========      ========      ========      ========      ========
Ratio of net expenses to average net assets                1.50%         0.96%         0.95%         0.95%         0.95%
Ratio of net investment income to average net assets       0.97%         1.89%         2.32%         0.64%         1.98%
Portfolio turnover rate                                     228%          145%(a)       162%          142%           68%

(a) This calculation does not include securities acquired in the acquisitions. (See Note 4).

================================================================================
                                              Markman Total Return Portfolio  11

NOTES TO FINANCIAL STATEMENTS  December 31, 2003

1. Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers one series of shares to investors, the Markman Total Return Portfolio (the Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Portfolio (see Note 4). The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Portfolio. The total returns of the Portfolio are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Portfolio seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds and exchange traded funds. The Portfolio seeks to minimize risk through allocation among asset classes and through global diversification.

The following is a summary of the Trust's significant accounting policies:

SECURITIES VALUATION -- Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Shares of open-end mutual funds and money market funds in which the Portfolio invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

SHARE VALUATION -- The net asset value per share of the Portfolio is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Portfolio records distributions of short-term capital gains made by mutual funds in which the Portfolio invests as dividend income and long-term capital gains made by mutual funds in which the Portfolio invests as realized gains.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Portfolio's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the calendar year) plus undistributed amounts from prior years.

The Portfolio files a tax return annually using tax accounting methods required under provisions of the Code that may differ from accounting principles generally accepted in the United States, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Portfolio invests and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Portfolio's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to accounting principles generally accepted in the United States.

The following information is computed on a tax basis as of December 31, 2003:

        Cost of portfolio investments                   $ 46,010,415
                                                        ============
        Gross unrealized appreciation on investments    $ 13,918,760
        Gross unrealized depreciation on investments        (234,898)
                                                        ------------
        Net unrealized appreciation on investments        13,683,862
        Undistributed net investment income                        3
        Capital loss carryforward                        (63,262,061)
                                                        ------------
        Accumulated deficit                             $(49,578,196)
                                                        ============

As of December 31, 2003, the Portfolio had a net capital loss carryforward of $63,262,061 of which $11,601,633 will expire in 2008, $35,711,878 will expire in
2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss

================================================================================
12  December 31, 2003
carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions described in Note 4, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

The tax character of distributions paid by the Portfolio for the years ended December 31, 2003 2002 was as follows:

                                        2003            2002

        From ordinary income         $ 507,876       $ 432,877

2.  INVESTMENT TRANSACTIONS

During the year ended December 31, 2003, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $124,843,608 and $112,043,561, respectively.

3.  TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Portfolio's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective December 30, 2002, the Portfolio pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Portfolio. The Adviser has agreed to contractually limit total annual operating expenses of the Portfolio to 1.50% of average daily net assets through December 31, 2003 and therefore will waive its advisory fee and/or reimburse other expenses of the Portfolio to maintain this operating expense ratio. If the Portfolio's expenses fall below 1.50% within three years after the Adviser has made such a waiver/reimbursement, the Portfolio, subject to the approval of the Board of Trustees, will reimburse the Adviser up to an amount not to exceed its expense limitation.

For the year ended December 31, 2003, the Adviser recouped $107,849 of previously waived fees. As of December 31, 2003, the Portfolio had $7,585 of cumulative waivers that could potentially be reimbursed to the Adviser in the future.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Portfolio. IFS coordinates the preparation of tax returns for the Portfolio, reports to shareholders of the Portfolio, reports to and filings with the Securities and Exchange Commission and state securities commissions and necessary materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Portfolio's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Portfolio. For the performance of these services, the Portfolio pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Portfolio pays out-of-pocket expenses including, but not limited to, postage and supplies.

4. ACQUISITIONS

On December 30, 2002, the Portfolio acquired all of the net assets of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio pursuant to a Plan of Reorganization approved by their respective shareholders on December 27, 2002. The acquisition was accomplished by a tax-free exchange of 5,905,324 shares of the Portfolio (valued at $37,275,307) for the 3,983,745 and 1,275,901 shares of Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio, respectively, outstanding on December 30, 2002. Additionally, effective December 30, 2002, all shares of the Markman Moderate Allocation Portfolio, the "accounting survivor," were exchanged on a one-for-one, tax-free basis for shares of the Portfolio. Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio's net assets at that date, $27,522,748 and $9,752,559, respectively, including unrealized appreciation of $1,894,987 and unrealized depreciation of $209,310, respectively, and accumulated net realized losses from security transactions of $42,445,473 and $6,241,643, respectively, were combined with those of the accounting survivor, and ultimately, the Portfolio. The aggregate net assets of the Markman Moderate Allocation Portfolio, Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio immediately before the acquisition were $17,071,232, $27,522,748 and $9,752,559, respectively. The combined net assets of the Portfolio immediately following the acquisitions were $54,346,539.

--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION (UNAUDITED)

For corporate shareholders, 8.16% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2003 qualifies for the corporate dividends received deduction.

TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2003, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $41,443 may be considered qualified dividend income.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2003, which will be reported in conjunction with your 2003 Form 1099-DIV.

================================================================================
                                              Markman Total Return Portfolio  13

REPORT OF INDEPENDENT AUDITORS  December 31, 2003

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MARKMAN MULTIFUND TRUST

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Markman Total Return Portfolio (the "Fund"), a series of the Markman MultiFund Trust as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated January 11, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Total Return Portfolio at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP

                                                      Cincinnati, Ohio
                                                      January 15, 2004

================================================================================
14  December 31, 2003

MANAGEMENT OF THE TRUST (Unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

                                                                                               Number of       Other
                                                                                               Portfolios in   Directorships
                           Position(s)                                                         Fund Complex    Held by Trustee
                           Held With       Term of Office(1) and   Principal Occupation(s)     Overseen by     Outside the Fund
Name/Address/Age           Trust           Length of Time Served   During Last 5 yrs           Trustee         Complex
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

Robert J. Markman(2)       Chairman of     Since Inception         President, Treasurer and         1                N/A
6600 France Ave. South     the Board                               Secretary of Markman
Edina, MN 55435            and President                           Capital Management, Inc.
Age: 52

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
(2) Mr. Markman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust and, accordingly, as investment adviser to the Portfolio.

                                                                                               Number of       Other
                                                                                               Portfolios in   Directorships
                           Position(s)                                                         Fund Complex    Held by Trustee
                           Held With       Term of Office(1) and   Principal Occupation(s)     Overseen by     Outside the Fund
Name/Address/Age           Trust           Length of Time Served   During Last 5 yrs           Trustee         Complex
-------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

Susan Gale                 Trustee         Since Inception         Real Estate Advisor;             1                N/A
6600 France Ave. South                                             Edina Realty.
Edina, MN 55435
Age: 51
-------------------------------------------------------------------------------------------------------------------------------
Melinda S. Machones        Trustee         Since Inception         Director of Technology           1                N/A
6600 France Ave. South                                             and Strategy, Duluth
Edina, MN 55435                                                    New Tribune; Self-employed
Age: 49                                                            management and technology
                                                                   consultant; Director of
                                                                   Information Technologies,
                                                                   The College of
                                                                   St. Scholastica.
-------------------------------------------------------------------------------------------------------------------------------
Michael J. Monahan         Trustee         Since Inception         Vice President-External          1                N/A
6600 France Ave. South                                             Relations, Ecolab.
Edina, MN 55435
Age: 53
-------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

                           Position(s)
                           Held With       Term of Office and      Principal Occupation(s)
Name/Address/Age           Trust           Length of Time Served   During Last 5 yrs
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:

Judith E. Fansler          Secretary       Since Inception         Chief Operations Officer;
6600 France Ave. South     Treasurer       Since May 2003          Markman Capital Management, Inc.
Edina, MN 55435
Age: 53
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-707-2771.

================================================================================
                                              Markman Total Return Portfolio  15

--------------------------------------------------------------------------------
                                 Stay Informed
--------------------------------------------------------------------------------

WEBSITE PROVIDES UPDATES ON-LINE

For expanded performance information, portfolio allocations updated regularly, on-line access to the prospectus and forms, and other helpful information, log on to

www.markman.com

THESE FORMS ARE AVAILABLE:

o    Account Application

o    IRA/Roth Application

o    IRA transfer request

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o    403(b) Plan and Application

The minimum direct investment is $5,000. If you want to invest less than $5,000, you may purchase the Markman Total Return Portfolio through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Total Return Portfolio through these discount brokers.

For additional forms or answers to any questions just contact the Markman Total Return Portfolio (between the hours of 8:30 AM and 5:30 PM EST). Toll-free:
800-707-2771.

PORTFOLIO/STRATEGY UPDATE

800-975-5463

Bob Markman's weekly market overview and portfolio activity report.

ONLINE

www.markman.com

Check for net asset values and more.

PRICELINE

800-536-8679

Up-to-the-minute net asset values and account values.

HELPLINE

800-707-2771

For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

MARKMAN                       Investment Adviser                Shareholder Services
TOTAL RETURN                  Markman Capital Management, Inc.  c/o Integrated Fund Services, Inc.
PORTFOLIO                     6600 France Avenue South          P.O. Box 5354
-----------------------       Minneapolis, Minnesota 55435      Cincinnati, Ohio 54201-5354
FOR INVESTORS TOO SMART       Telephone: 952-920-4848           Toll-free: 800-707-2771
TO DO IT THEMSELVES(R)        Toll-free: 800-395-4848

Authorized for distribution only if preceded or accompanied by a current prospectus.

================================================================================
16  December 31, 2003

MARKMAN
TOTAL RETURN
PORTFOLIO
-----------------------
FOR INVESTORS TOO SMART
TO DO IT THEMSELVES(R)

6600 France Avenue South
Minneapolis, Minnesota 55435

--------------------------------------------------------------------------------
                                  First Class
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Trustees determined that no member of the Audit Committee was qualified to be considered an audit committee financial expert

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             December 31, 2003              December 31, 2002
Audit Fees                        $19,000                        $18,000
Audit-Related Fees                      0                         13,000
Tax Fees                            2,000                          4,400
All Other Fees                          0                              0

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

ITEM 6.  RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics identified in Item 2 of Form N-CSR are filed herewith.

(a)(2) Certifications required by Item 10(a) of Form N-CSR are filed herewith.

(b)    Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Markman MultiFund Trust

By (Signature and Title)

/s/ Robert J. Markman
----------------------------
Robert J. Markman
President

Date:  March 5, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Markman
----------------------------
Robert J. Markman
President

Date:  March 5, 2004

By (Signature and Title)

/s/ Judith E. Fansler
----------------------------
Judith E. Fansler
Treasurer and Chief Financial Officer

Date:  March 5, 2004